AVID TECHNOLOGY, INC. 8-K

Exhibit 99.1

STG Completes Acquisition of Avid Technology

BURLINGTON, Mass., November 7, 2023 – Avid Technology, Inc. (NASDAQ: AVID), a leading technology provider that powers the media and entertainment industry, today announced the completion of its acquisition by an affiliate of STG in an all-cash transaction valued at approximately $1.4 billion. The acquisition was previously announced on August 9, 2023, and approved by Avid stockholders on November 2, 2023.

Under the terms of the merger agreement, Avid stockholders will receive $27.05 per share. As a result of the completion of this transaction, Avid common stock will cease trading prior to the opening of trading on November 7, 2023, and will no longer be listed on the Nasdaq Stock Market. Avid will operate as a privately-held company and remain headquartered in Burlington, Massachusetts.

“By becoming a private company, we believe Avid will be able to achieve the speed of innovation, scale and performance required for us to continue leading the industry forward,” said Jeff Rosica, Avid’s Chief Executive Officer and President. “Combined with their significant operational and financial resources, STG brings deep investment experience in the technology sector that will accelerate the achievement of Avid’s strategic vision, building on the momentum of our successful ongoing transformation achieved over the past several years.”

“We are excited to begin the next phase of Avid’s journey. Avid’s solutions are integral to content creation and management workflows across the film, television and music markets. Building on Avid’s established leadership position, we look forward to accelerating Avid’s growth trajectory through a deep focus on innovation and delivering enhanced customer value,” said William Chisholm, Managing Partner, and Patrick Fouhy, Principal, of STG.

Advisors

Goldman Sachs & Co. LLC served as financial advisor to Avid, and Sidley Austin LLP served as legal counsel to Avid. Rothschild & Co. served as financial advisor to STG, and Paul Hastings LLP served as legal counsel to STG. Sixth Street Partners and Silver Point provided debt financing in support of the transaction.

Cautionary Statement Regarding Forward-Looking Statements

Certain information provided in this press release includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include statements regarding our future financial performance or position, results of operations, business strategy, plans and objectives of management for future operations, expected duration of challenges to audio gross margin, anticipated effects of cost management and pricing initiatives and other statements that are not historical fact. You can identify forward-looking statements by their use of forward-looking words such as “may”, “will”, “anticipate”, “expect”, “believe”, “estimate”, “intend”, “plan”, “should”, “seek”, or other comparable terms.

Readers of this press release should understand that these forward-looking statements are not guarantees of performance or results. Forward-looking statements provide our current expectations and beliefs concerning future events and are subject to risks, uncertainties, and factors relating to our business and operations, all of which are difficult to predict and could cause our actual results to differ materially from the expectations expressed in or implied by such forward-looking statements.

These risks, uncertainties and factors include, but are not limited to: the effect of the continuing worldwide macroeconomic uncertainty and its impacts, including inflation, market volatility, and fluctuations in foreign currency exchange and interest rates on our business and results of operations, including impacts related to acts of war, armed conflict and cyber conflict, such as for example, the Russian invasion of Ukraine, and related international sanctions and reprisals; risks related to the availability and prices of raw materials, including any negative effects caused by inflation, armed conflict and related sanctions, weather conditions or health pandemics; disruptions, inefficiencies, and/or complications in our operations and/or dynamic and unpredictable global supply chain, including cost increases, interruptions, delays, complications and other impacts related to armed conflict and/or cyber conflict and related international sanctions and reprisals; economic, social and political instability, security concerns and the risk of war, armed conflict and/or cyber conflict, particularly originating in, and complicated by, areas of heightened geopolitical tension and open conflict such as Ukraine, where we have outsourced research and development activities, Russia and bordering territories; our liquidity; our ability to execute our strategic plan, including our cost saving strategies, and to meet customer needs; our ability to retain and hire key personnel; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue based on, among other things, our performance and risks in particular geographies or markets; the impact of changes in accounting treatment interpretations over time; our higher indebtedness and ability to service it and meet the obligations thereunder; our ability to mitigate and remediate material weaknesses in our internal controls; restrictions in our credit facilities; our move to a subscription model and related effect on our revenues and ability to predict future revenues; fluctuations in subscription and maintenance renewal rates; elongated sales cycles; seasonal factors; other adverse changes in external economic conditions; variances in our revenue backlog and the realization thereof; the costs, disruption and diversion of management’s attention due to armed conflict and/or cyber conflict and related international sanctions and reprisals; the possibility of legal proceedings adverse to our Company; and other risks described in our reports filed from time to time with the U.S. Securities and Exchange Commission. Moreover, the business may be adversely affected by future legislative, regulatory or other changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. We caution readers not to place undue reliance on any forward-looking statements included in this press release which speak only as to the date of this press release. We undertake no responsibility to update or revise any forward-looking statements, except as required by law.

Avid Powers Greater Creators
People who create media for a living become greater creators with Avid’s award-winning technology solutions to make, manage and monetize today’s most celebrated video and audio content—from iconic movies and bingeworthy TV series, to network news and sports, to recorded music and the live stage. What began more than 30 years ago with our invention of nonlinear digital video editing has led to individual artists, creative teams and organizations everywhere subscribing to our powerful tools and collaborating securely in the cloud. We continue to re-imagine the many ways editors, musicians, producers, journalists and other content creators will bring their stories to life. Discover the possibilities at avid.com and join the conversation on social media with the multitude of brilliant creative people who choose Avid for a lifetime of success.

About STG

STG is a private equity partner to market-leading companies in data, software, and analytics. The firm brings experience, flexibility, and resources to build strategic value and unlock the potential of innovative companies. Partnering to build customer-centric, market-winning portfolio companies, STG creates sustainable foundations for growth that bring value to existing and future stakeholders. The firm is dedicated to transforming and building outstanding technology companies in partnership with world-class management teams. STG’s expansive portfolio has consisted of more than 50 global companies. For more information, please visit www.STG.com.

Media Contact:

Jim Sheehan

Corporate Communications

jim.sheehan@avid.com

Gloria Consola

STG

pr@STG.com

650-935-9500